Media & Entertainment Company Selects APAC Customer Services

Bannockburn, IL, June 18, 2009 — APAC Customer Services, Inc. (NASDAQ: APAC), a global provider of inbound customer care solutions, announced today the award of a multi-year contract to provide customer care and sales support on behalf of a new client in the media and entertainment industry. The program will be implemented in multiple APAC contact centers in support of the client’s North American customers, and at full ramp will add approximately 500 new APAC employees in the U.S. and Philippines.

A strategic partner to media and entertainment companies for over ten years, APAC is a proven performer in this vertical market. Services provided for this program include new account activation, retention and customer care services. APAC’s extensive experience and excellence in service will help our client drive customer loyalty and new account acquisition.

“One of the qualities that APAC brings to creative and progressive companies is our proven ability to emulate our client’s corporate culture. APAC leverages its operational expertise combined with our client’s unique approach to customer service in order to drive increased sales and loyalty at a time when competition for customers is fierce,” stated Michael P. Marrow, President & CEO of APAC. “We’re proud to have the opportunity to work with a company that’s spearheading change and redefining its industry.”

About APAC Customer Services, Inc.
APAC Customer Services, Inc. (Nasdaq: APAC) is a leading provider of quality customer care services and solutions for market leaders in healthcare, financial services, business services, publishing, communications and travel and entertainment industries. APAC partners with its clients to deliver custom solutions that enhance bottom line performance. For more information, call 1-800-OUTSOURCE. APAC’s comprehensive web site is at http://www.apaccustomerservices.com.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the company; the performance of its clients and general economic conditions; and the terms of its client contracts.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008 and its subsequent filing on Form 10-Q for the fiscal quarter ended March 29, 2009. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.

Company Contacts:

APAC Customer Services
Andrew Szafran
Senior Vice President & CFO
847.374.1949
abszafran@apacmail.com